UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026 (July 15, 2026)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

706 N. Citrus Ave.

Los Angeles, CA 90038

(Address of principal executive offices)

888-478-2726

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.01 and Item 2.03 are hereby incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Membership Interest Purchase Agreement

On July 15, 2026 (the “Closing Date”), pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), Starco Brands, Inc., a Nevada corporation (the “Company”), through its newly formed and wholly-owned subsidiary Starco Manufacturing, LLC, a Nevada limited liability company (“Starco Manufacturing”), acquired all of the issued and outstanding capital stock of Custom Foods, LLC, a Delaware limited liability company (the “Custom Foods”). Financing related to the acquisition of Custom Foods (the “Acquisition”) was secured with funding from Pasadena Private Lending Inc., a Delaware corporation (“PPL”) under the Loan Agreement, as further described in Item 2.03 hereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Under the terms of the Purchase Agreement, Starco Manufacturing acquired all of the outstanding securities of Custom Foods for (i) $8,000,000 of closing cash, and (ii) up to $2,500,000 of earn out consideration based on the Base Business achieving certain Net Revenue metrics during the calendar year ending on December 31, 2027 (the “LBC Earnout”). The LBC Earnout is subject to a sliding scale, as more fully described in the Purchase Agreement.

The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) filed with the Securities and Exchange Commission (“Commission”) on July 21, 2026, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

Loan Agreement

On July 15, 2026, (i) Pasadena Private Lending Inc., a Delaware corporation (“PPL” or “Lender”), (ii) Starco Brands, Inc., a Nevada corporation (“Starco” or the “Company”), (iii) and each of Starco’s subsidiaries: (a) Starco Brands, LLC, (b) Starco Manufacturing, LLC, (c) The AOS Group Inc., (d) Soylent Nutrition, Inc., (e) Skylar Body, LLC, (f) Whipshots, LLC, (g) Whipshots Holdings, LLC (the Company and subsidiaries listed in cluases (a) through (g) of this clause (iii), the “Borrowers” and each a “Borrower”), (iv) Ross Sklar, and (v) such other Persons signatory thereto, entered into a Loan Agreement (the “Loan Agreement”), allowing the Company to, among other things, (i) finance the Custom Foods Acquisition, and (ii) expand its access to working capital. Capitalized terms not otherwise defined in this Item 2.03 Loan Agreement will have the meanings set forth in the Loan Agreement.

The Loan Agreement provides for the following:

A term loan in the original principal amount of $11.0 million (“Initial Term Loan”) is being provided by Lender to the Borrowers. The proceeds of the Initial Term Loan were required to be used primarily to fund a portion of the purchase price of the Custom Foods Acquisition. Amounts repaid or prepaid under the Initial Term Loan may not be re-borrowed.

Subject to satisfaction of specified conditions, the Borrowers may increase the term loan commitment through up to $4.0 million of additional term loans under an accordion feature. Each increase must be in increments of $1.0 million, and no more than four increases may be requested during the term of the Loan Agreement. Funding of any accordion increase is subject to Lender’s approval based on covenant compliance, collateral review, business performance, delivery of an accordion note, and payment of fees and expenses.

The Loan Agreement also provides for a revolving line of credit of up to $3.0 million. Advances may be requested during the draw period, which runs until the earlier of the twenty-four-month anniversary of the agreement, any Lender-approved extension, or the occurrence of an event of default. The aggregate outstanding balance of advances may not exceed $3.0 million at any time. Advances that are repaid may be re-borrowed during the draw period, subject to the maximum line amount.

Requests for line of credit advances must be submitted through a written draw request, and the lender is required to fund approved advances within five business days. Borrowers are not entitled to advances if a default or event of default exists or would result from the borrowing, or if the representations and warranties under the agreement are not true in all material respects. The agreement also imposes a $1,000 fee for each additional draw request or repayment made in a calendar month after the first such transaction.

All obligations under the term loan, accordion loans and line of credit are cross-defaulted and cross-collateralized. As a result, a default under any note constitutes a default under all notes, and all collateral securing the loans may be used by the Lender to satisfy obligations under any of the loan facilities.

The loans are guaranteed by Ross Sklar, Starco’s Chief Executive Officer, and various family trusts. The obligations are secured by pledges of equity interests, security interests in substantially all personal property, collateral of the borrowers, Uniform Commercial Code financing statements, collateral assignments related to the Custom Foods Acquisition documents and representations and warranties insurance policy, and related security documents.

The Loan Agreement contains customary affirmative and negative covenants, including restrictions on additional indebtedness, liens, restricted payments, transfers of ownership interests, acquisitions or formation of subsidiaries without lender approval, amendments to acquisition documents, and the incurrence of merchant cash advance financing or similar prohibited financing programs.

The proceeds of the Initial Term Loan were used for the Custom Foods Acquisition, line of credit proceeds for working capital, working capital and certain accordion loan proceeds for repayment of portions of the Bridge Term Loan Promissory Note, dated as of December 22, 2025, issued by Starco Brands, Inc. in favor of the Starco Group, Inc., and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 23, 2025 (the “Bridge Loan Note”).

The Borrowers are also subject to ongoing financial covenants, including a requirement to maintain a Maximum Senior Debt to EBITDA Ratio of no greater than 3.00x and a Fixed Charge Coverage Ratio of at least 2.00x. Compliance is measured quarterly and supported by quarterly compliance certificates and financial reporting obligations. The Loan Agreement includes a limited equity cure right permitting equity contributions or qualifying junior debt contributions to cure certain covenant breaches, subject to specified limitations.

The Borrowers must provide quarterly and annual financial statements, SEC filings, accounts receivable and accounts payable aging reports, tax returns, insurance coverage, and other information requested by the Lender. Insurance coverage of at least $18 million must be maintained, with the Lender named as lender loss payee and/or additional insured.

The Loan Agreement required payment of a non-refundable closing fee equal to 2.0% of the initial $11.0 million term loan amount ($220,000) and an additional 2.0% fee on each accordion increase. Borrowers are also responsible for legal fees, filing fees, perfection costs, administration expenses, and enforcement costs incurred by the Lender.

The Loan Agreement contains customary events of default, including those arising under the notes, failure to deliver required quarterly compliance certificates, and failure to comply with financial covenants. Upon the occurrence of an event of default, the Lender may exercise all available legal and equitable remedies, including acceleration of the obligations and enforcement of its collateral rights.

The foregoing summary of the terms of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Report filed with the Commission on July 21, 2026, and is incorporated herein by reference.

Related Party Notes

In connection with the Loan Agreement, Lender required Mr. Sklar, Starco’s Chief Executive Officer, to enter into the Subordination Agreement (defined below) pursuant to which Mr. Sklar’s rights under the Consolidated Secured Promissory Note issued in favor of Ross Sklar, dated August 11, 2023 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on August 11, 2023), as amended by that Amendment Number One to Consolidated Secured Promissory Note, by and between Starco Brands, Inc. and Ross Sklar, dated May 31, 2024 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on May 31, 2024), and as further amended by that Amendment Number Two to Consolidated Secured Promissory Note, by and between Starco Brands, Inc. and Ross Sklar, dated August 13, 2025 (filed as Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2025) (together, the “Consolidated Note”), would be subordinated to Lender’s rights under the Loan Agreement.

In consideration of Mr. Sklar agreeing to subordinate the debt held pursuant to the Consolidated Note, Mr. Sklar, Starco Brands, and Lender agreed to amend and restate the Consolidated Note in its entirety to become that certain Amended and Restated Secured Convertible Promissory Note, dated July 15, 2026, issued from Starco Brands, Inc. to Ross Sklar, an individual (the “Restated Note”), which, among other things, (i) provides that the outstanding balance under the Restated Note may, at the option of the holder, convert into Class A common stock of Starco, and (ii) expressly subjects to the Restated Note to the terms of conditions of the Subordination Agreement.

The foregoing summary of the terms of the Restated Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Note, a copy of which is filed as Exhibit 10.2 to this Report filed with the Commission on July 21, 2026, and is incorporated herein by reference.

Subordination Agreement

In connection with the Loan Agreement, Lender required (a) Mr. Sklar and (b) The Starco Group, Inc., lender under the Bridge Loan Note, to enter into that certain Subordination Agreement, by and among (i) Starco Brands, Inc., (ii) The Starco Group, Inc., (iii) Ross Sklar, and (iv) Pasadena Private Lending Inc., dated July 15, 2026 (the “Subordination Agreement”) pursuant to which Mr. Sklar’s rights under the Restated Note and The Starco Group, Inc.’s rights under the Bridge Loan Note are subordinated to Lender’s rights under the Loan Agreement.

The foregoing summary of the terms of the Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordination Agreement, a copy of which is filed as Exhibit 10.3 to this Report filed with the Commission on July 21, 2026, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 21, 2026, the Company, issued a press release titled “Starco Brands Announces Acquisition of Custom Bakehouse.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release was also filed on the Company’s website. The information in Item 7.01 of this Current Report on Form 8-K and on Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), the financial statements related to the Acquisition will be filed in accordance with Item 3.05(b) of Regulation S-X as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information. In accordance with Item 9.01(b), the pro forma financial information related to the Acquisition will be filed, in accordance with Article 11 of Regulation S-X , as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1†	Membership Interest Purchase Agreement, by and among (i) Starco Brands, Inc., (ii) Starco Manufacturing, LLC, (iii) Custom Foods, LLC, and (iv) Custom Foods Holdings, LLC, dated July 15, 2026.
10.1+†	Loan Agreement, by and among (i) Pasadena Private Lending, Inc., (ii) Starco Brands, Inc., (iii) Starco Brands, LLC, (iv) Starco Manufacturing, LLC, (v) The AOS Group Inc., (vi) Soylent Nutrition, Inc., (vii) Skylar Body, LLC, (viii) Whipshots, LLC, (ix) Whipshots Holdings, LLC, (x) Ross Sklar, and (xi) such other Persons signatory thereto, dated July 15, 2025.
10.2	Amended and Restated Secured Convertible Promissory Note, dated July 15, 2026, issued from Starco Brands, Inc. to Ross Sklar, an individual.
10.3	Subordination Agreement, by and among (i) Starco Brands, Inc., (ii) The Starco Group, Inc., (iii) Ross Sklar, and (iv) Pasadena Private Lending Inc., dated July 15, 2026.
99.1	Press Release titled “Starco Brands Announces Acquisition of Custom Bakehouse.”
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

+ In accordance with Item 601(b)(10)(iv) and Item 601(a)(6) of Regulation S-K, certain provisions or terms have been redacted. Such redacted information includes information that is not material and treated as confidential by the registrant. The registrant will provide an unredacted copy of the agreement on a supplemental basis to the SEC or its staff upon request.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) and 601(a). The registrant agrees to furnish a copy of all omitted exhibits and schedules on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Starco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: July 21, 2026	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer